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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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             SALOMON SMITH BARNEY HOLDINGS INC.                                 TARGETS TRUST VIII
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)         (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                          NEW YORK                                                   DELAWARE
                  (STATE OF INCORPORATION                                     (STATE OF INCORPORATION
                      OR ORGANIZATION)                                           OR ORGANIZATION)
                         11-2418067                                                 13-7235178
            (I.R.S. EMPLOYER IDENTIFICATION NO.)                       (I.R.S. EMPLOYER IDENTIFICATION NO.)


                     388 GREENWICH STREET
                      NEW YORK, NEW YORK                                              10013
                (ADDRESS OF PRINCIPAL EXECUTIVE                                    (ZIP CODE)
                           OFFICES)

      If this Form relates to the registration of                 If this Form relates to the registration of
      a class of securities pursuant to Section 12(b)             a class of securities pursuant to Section 12(g)
      of the Exchange Act and is effective pursuant               of the Exchange Act and is effective with the
      to General Instruction A.(c), please check the              effectiveness of a concurrent registration
      following box.     [X]                                      pursuant to General Instruction A.(d), please
                                                                  check the following box.    [ ]

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Securities Act registration statement to which this form relates:     333-32792
                                                                 (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:



             TITLE OF EACH CLASS                NAME OF EACH EXCHANGE IN WHICH
             TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
          -------------------------          ---------------------------------
Targeted Growth Enhanced Terms Securities          American Stock Exchange
("TARGETSSM") With Respect to the Common
Stock of EMC Corporation

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (TITLE OF CLASS)



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ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

         For a description of the securities to be registered hereunder, reference is made to the information under the headings "Summary," "Risk Factors," and "Description of the TARGETS" on pages 2 through 9, 10 through 13 and 21 through 36, respectively, of the registrants' Prospectus, Subject to Completion, dated December 19, 2000 (Registration No. 333-32792), which information is hereby incorporated herein by reference and made part of this application in its entirety.

ITEM 2.  EXHIBITS.

         99 (A). Prospectus, Subject to Completion, dated December 19, 2000, incorporated by reference to the registrants' filing under Rule 424(b) with the Securities and Exchange Commission on January 2, 2001 (No. 333-32792).

         99 (B). Certificate of Trust of TARGETS Trust VIII, incorporated by reference to Exhibit 4(b) to the registration statement on Form S-3 of Salomon Smith Barney Holdings Inc. (the "Company") and TARGETS Trust VIII filed with the Securities and Exchange Commission on March 17, 2000 (No. 333-32792) (the "Registration Statement").

         99 (C). Form of Amended and Restated Declaration of Trust of TARGETS Trust VIII, incorporated by reference to Exhibit 4(m) to the Registration Statement.

         99 (D). Form of TARGETS Guarantee Agreement between the Company and The Chase Manhattan Bank, as Guarantee Trustee, incorporated by reference to Exhibit 4(n) to the Registration Statement.

         99 (E). Form of Indenture between the Company and The Chase Manhattan Bank, as Trustee, incorporated by reference to Exhibit 4(o) to the Registration Statement.

         99 (F). Form of TARGETS (included in Exhibit 99(C)).

         99 (G). Form of Forward Contract (included in Exhibit 99(E)).

         Other securities issued by the Company are listed on the American Stock Exchange.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SALOMON SMITH BARNEY HOLDINGS INC.
                                     ----------------------------------
                                     (Registrant)

Date:    January 23, 2001            By:     /S/  MARK I. KLEINMAN
                                        ---------------------------------------
                                        Name:     Mark I. Kleinman
                                        Title:    Executive Vice President and
                                                  Treasurer

                                     TARGETS TRUST VIII
                                     ------------------
                                     (Registrant)



Date:    January 23, 2001            By:     /S/  MARK I. KLEINMAN
                                        ---------------------------------------
                                        Name:     Mark I. Kleinman
                                        Title:    Regular Trustee

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                                INDEX TO EXHIBITS
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      EXHIBIT NO.                                                  EXHIBIT

        99(A).                             Prospectus, Subject to Completion, dated December 19,
                                           2000, incorporated by reference to the registrants'
                                           filing under Rule 424(b) with the Securities and
                                           Exchange Commission on January 2, 2001 (No. 333-32792).

        99(B).                             Certificate of Trust of TARGETS Trust VIII,
                                           incorporated by reference to Exhibit 4(b) to the
                                           Registration Statement.

        99(C).                             Form of Amended and Restated Declaration of Trust of
                                           TARGETS Trust VIII, incorporated by reference to
                                           Exhibit 4(m) to the Registration Statement.

        99(D).                             Form of TARGETS Guarantee Agreement between the Company
                                           and The Chase Manhattan Bank, as Guarantee Trustee,
                                           incorporated by reference to Exhibit 4(n) to the Registration
                                           Statement.

        99(E).                             Form of Indenture between the Company and The Chase
                                           Manhattan Bank, as Trustee, incorporated by reference
                                           to Exhibit 4(o) to the Registration Statement.

        99(F).                             Form of TARGETS (included in Exhibit 99(C)).

        99(G).                             Form of Forward Contract (included in Exhibit 99 (E)).

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